Northern Technologies International Corporation

Fiscal 2016 Third Quarter

Investor Presentation



Forward Looking Statements

Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about NTIC's future financial performance and targets; the future estimated market sizes, growth rates, demand for and sales of NTIC's products, and such other statements which can be identified by words such as "expect," "anticipate," "estimate," "will," "would," "could," "targets," words of similar meaning, future dates and any other statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of NTIC's management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: the success of NTIC China and its ability to generate significant sales, NTIC's pending litigation with its former Chinese joint venture partners and Cortec Corporation; NTIC's dependence on the success of its joint ventures and fees and dividend distributions that NTIC receives from them; NTIC's relationships with its joint ventures and its ability to maintain those relationships; effect of the recent referendum vote of the United Kingdom to exit the European Union on NTIC's operating results, including in particular future net sales of NTIC's European and other joint ventures; risks related to the European sovereign debt crisis, economic slowdown and political unrest; risks associated with NTIC's international operations; exposure to fluctuations in foreign currency exchange rates; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry; the level of growth in NTIC's markets; NTIC's investments in research and development efforts; acceptance of existing and new products; timing of NTIC's receipt of purchase orders under supply contracts; variability in oil and gas, and Natur-Tec sales, and the effect on NTIC's quarterly financial results; increased competition; the costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, including rules relating to environmental, health and safety matters; and NTIC's reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC's results is described in NTIC's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), NTIC uses certain non-GAAP financial measures in this presentation. NTIC uses non-GAAP financial measures as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by non-recurring, unusual or infrequent charges not related to NTIC's regular, ongoing business, variations in capital structure, tax positions, depreciation, non-cash charges and certain large and unpredictable charges. NTIC believes that the presentation of certain non-GAAP financial measures provides useful information to investors in evaluating its operations, period over period. Non-GAAP measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of NTIC's results as reported under GAAP. When analyzing NTIC's operating performance, investors should not consider NTIC's net income, as adjusted, for example, as a substitute for NTIC's net income prepared in accordance with GAAP or any other non-GAAP financial measure as a substitute for the comparable GAAP financial measure. Investors should note that any non-GAAP financial measures used by NTIC may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Whenever NTIC uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Industry Information

Information regarding market and industry statistics contained in this presentation is based on information available to NTIC that NTIC believes is accurate. It is generally based on publications that are not produced for these purposes or economic analysis.

Northern Technologies International Corporation (Nasdaq: NTIC)

NTI®

Northern Technologies International Corporation develops leading corrosion inhibiting products and services, as well as bio-based and biodegradable polymer compounds.

Core Zerust VCI (Volatile Corrosion Inhibitor) Protection Technology



Without protection
Zerust® Excor® protection

Leading Brands Solving Large Global Problems

ZERUST® EXCOR®

Zerust® OIL & GAS

Natur-Tec®
Sustainable Biobased Materials

NTIC At A Glance

Business

Founded 1970

Global Presence Through 19 JVs and 3 Subsidiaries

Approximately 120 Global Employees

Stock Data (at June 30, 2016)

$11.04
Recent Stock Price

4.5 Mil.
Diluted Shares Outstanding

$50.6 Mil.
Market Cap

Strong Balance Sheet (at May 31, 2016)

$6.2 Mil.
Total Cash Position[1]

$10.2 Mil.
Cash at JVs[2]

No Debt

[1]Includes cash and cash equivalents and securities available for sale
[2]Of the $18.6 mil. of investments in JVs, over 55% is cash, with the remaining balance invested in working capital

Growth

37% CAGR in Net Sales from 2009 - 2015

Oil & Gas and Bioplastics Growth Catalysts

Long-Term Growth Initiatives

Fiscal 2019 Financial Targets

- Double reported net sales
- Achieve earnings per diluted share over $2.00

Enhance Market Share

Increase Core Industrial Corrosion Business

Develop New Corrosion Prevention Solutions

Enhance JVs

Emerging Geographies

Ramp Up New Chinese 100% Owned Subsidiary

Develop New Business Opportunities

Grow Oil & Gas Business

Accelerate Natur-Tec Business

Annual Sales

NTIC Reported Net Sales Growth



$45
$35
$25
$15
$5
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
TTM*
Low end of FY2016 annual net sales guidance
High end of FY2016 annual net sales guidance

*Annual guidance communicated on July 7, 2016. The fact that NTIC includes this guidance in this presentation should not be taken to confirm its guidance as of any subsequent date.

Worldwide Net Sales (Includes JVs and NTIC Sales)



$150
$130
$110
$90
$70
$50
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
TTM

(In millions, fiscal year ends August 31)

NTIC has a unique financial model, as sales through JVs are not consolidated on the company's income statement

Reported net sales increased from fiscal 2009 - 2015 at a 37.1% CAGR

Management expects fiscal 2016 reported net sales to be up at least 12% compared to the prior fiscal year

Fiscal 2016 nine month annual worldwide net sales impacted by:

- The absence of NTIC's former Chinese JV net sales,
- Significant weakening of major foreign currencies in comparison to the US dollar, and
- weaker demand for our ZERUST products in Europe.

NTIC is proactively working with JVs to strengthen market share and improve performance globally

Joint Venture Network Overview

Joint Venture Overview

- 19 international joint ventures
  - Generally 50/50 ownership with local JV partner
  - NTIC receives ~7% fee on JV sales and 50% of JV dividend distributions after year end
- Equity method accounting on GAAP financial statements
  - Equity in income reported on GAAP income statement
  - Gross JV sales not included in NTIC's net sales but disclosed in notes to consolidated financial statements
- Direct expenses to support JVs are relatively fixed, representing significant operating leverage on incremental JV sales

Joint Venture Financial Overview



Local Partner
Capital Investment
Joint Venture
NTIC
Capital Investment
JV Financial Model
Management Fees
JV Sales
Royalty & Service Fees
Local partners provide:
• Direct sales
• Product support
• Local marketing
-
COGS & Expenses
=
Equity in Income
JV Net Income
Equity in Income
Cash Dividend
Retained Earnings

Chinese Operations

- Terminated license agreement on Dec. 31, 2014, with former Chinese JV, and created a new wholly-owned subsidiary, NTIC China
  - NTIC filed suit against its former JV partner seeking, among other things, an orderly liquidation of the former Chinese JV
  - NTIC currently evaluating if, and when, it may need to write down the $1.9 million investment in its former JV
- During FY 2015, NTIC incurred approximately $1.6 million in start-up expenses related to the establishment of NTIC China, the termination of the JV license agreement, the ongoing litigation against its former JV partner, and the anticipated liquidation of Tianjin Zerust
- Sales ramping as subsidiary establishes market presence
- Expect improved profitability as NTIC will receive 100% of current subsidiary's profits vs. 30% in prior JV arrangement



New Wholly-Owned Chinese Subsidiary Net Sales Ramp
(in thousands)
$1,200
$1,000
$800
$600
$400
$200
$-
FY15 Q2
FY15 Q3
FY15 Q4
FY16 Q1
FY16 Q2
FY16 Q3

Corrosion is a Big and Expensive Problem

Solutions


Coatings


Cathodic


Chemical Inhibitors

A 2016 study [1] is the industry template on the costs and control of corrosion worldwide. The report estimated annual direct global costs of corrosion to the economy to be $2.5 Trillion. It further estimated that corrosion control practices could realize a savings of between 15-35% of the cost.

[1] NACE International initiated the International Measures of Prevention, Application, and Economics of Corrosion Technologies (IMPACT) Study

Common Corrosion Markets


Water & Wastewater


Infrastructure


Pipelines


Oil & Gas


Maritime


Defense

Corrosion not only damages the appearance of metal products and components, but also negatively impacts their mechanical performance.

NTIC Operates in Compelling Niche Markets[1]

Corrosion Markets		Bioplastic Market


Zerust

- Annual Market Potential **$520 million**
- Est. Annual Growth Rate **5-10%**
- Market Growth Drivers:
  - Global trade and manufacturing demand
  - Complex long-distance global supply chains


Zerust
OIL & GAS

- Annual Market Potential **$2.5 billion**
- Est. Annual Growth Rate **10%**
- Market Growth Drivers:
  - Increasing focus on cost containment
  - Expensive alternative products


Natur-Tec
Natur-Bag

- Annual Market Potential **$1 billion**
- Est. Annual Growth Rate **>25%**
- Market Growth Drivers:
  - Heightened social concern for the global environment
  - Increased environmental regulations

(1) Annual Market Size and Growth Rates are NTIC's estimates

Research & Development

- In 1979, NTIC developed and patented the first polyolefin (plastic) based industrial corrosion inhibiting packing material in the world
- R&D activities focused on improving existing products, developing new products, reducing costs and improving quality assurance through improved testing of NTIC's products
- Research facilities located in Circle Pines, Minnesota; Beachwood, Ohio; and Dresden, Germany
- Strategic relationship with the premier Biomaterials Research Institute at Michigan State University
- Approximately 15 Patents and 50 Trademarks



Annual R&D Spend and Percent of Reported Net Sales
(in thousands)
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 YTD

Zerust Excor

ZERUST EXCOR

Pioneers in Corrosion Management

Zerust® VCI technology proven effective for 40+ Years

Product and service revenue model

20%

Reduces costs up to 20% while increasing process yields

Growth Opportunities

- Expansion of non-automotive segments with core Zerust® products and services such as Military, Electrical/electronics, Marine and Agriculture
- Grow liquid and powder applications

Leading Customer Relationships

100% of major global automotive suppliers use Zerust®

- **Fiscal 2015 Zerust Industrial Sales Increased 9.1 % to $24.2 million (79.7% of Total Net Sales)**
- **Gross Profit Profile is Approximately 30%**

Corrosion Solutions

ZERUST EXCOR

Differentiated Solutions

- Zero-rust on metal products during shipment and storage
- Environmentally responsible corrosion protection services
- Worldwide on-site technical consulting for rust and corrosion prevention issues

Product Examples



Zerust High Strength VCI Film



VCI Weapon Bags



VCI Coated Poly Kraft Paper



Water Based Coatings



Rust Preventative Vapor Diffusers

NTIC's core business continues to be Zerust Industrial Sales. A portion of the operating cash flows this segment produces is used to fund the start-up and R&D investments of NTIC's Oil & Gas and Natur-Tec businesses.

Zerust Oil & Gas: Tank Bottom Solutions

Zerust® OIL & GAS

Compelling Opportunity

- NTIC's solutions produce meaningful cost savings by minimizing maintenance downtime on critical oil and gas industry infrastructure
- Tank bottom solutions need to be recharged every five years
- Large, growing addressable global market

Growing Tank Implementations

32 Tanks (FY 2015) → 44 Tanks (FY 2016 YTD)

Up 37.5%

Increasing Tank Customers

9 (FY 2015) → 14 (FY 2016 YTD)

Up 55.6%

- Fiscal 2015 Oil & Gas Sales Increased 10.9% to $1.9 million (6.2% of Total Net Sales)
- Gross Profit Profile is Approximately 55%

Evolving Oil & Gas Performance

Zerust® OIL & GAS

Quarterly Net Sales Performance



$600
$500
$400
$300
$200
$100
$-
FY15 Q2
FY15 Q3
FY15 Q4
FY16 Q1
FY16 Q2
FY16 Q3

Zerust Oil & Gas Quarterly Sales (Includes Brazil), in Thousands

Product Examples



SOLUTION

Oil Storage Tank Bottom Protection



Oil Storage Tank Top Protection



Outdoor Preservation VCI Film



Zerust® Flange Saver



AutoFog VCI Sachets



Liquid Rust Removal

Oil & Gas sales are inherently volatile, but compelling gross margins within this segment offer a lower breakeven than other NTIC products.

Advanced Bioplastics

Natur-Tec® Sustainable Biobased Materials

NTIC Bioplastics' Competitive Advantages

Natur-Tec's patented process is easier to manufacture, less expensive, and better performance

Strong presence in Janitorial/Sanitorial and Food Service market segments

Broad product portfolio provides one-stop bioplastic solutions.

Accelerating Results

Natur-Tec® product net sales increased 25.0% to a record $1,501,000 in the fiscal 2016 third quarter

Global Growth Opportunities

- Asia: Adoption of sustainable packaging solutions for branded apparel
- Italy: Legislation mandating use of biodegradable shopping bags
- Europe: Demand for compostable packaging for foodservice and fast moving consumer goods
- North America: Demand for agricultural and mulch film applications

- **Fiscal 2015 Natur-Tec Sales Increased 43.6% to $4.2 million (14.1% of Total Net Sales)**
- **Gross Profit Profile is Approximately 25%**

Building Leading Bioplastics Company

Natur-Tec®
Sustainable Biobased Materials

Ramping Bioplastics Sales



$1,700
$1,500
$1,300
$1,100
$900
$700
$500
FY15 Q2
FY15 Q3
FY15 Q4
FY16 Q1
FY16 Q2
FY16 Q3

Natur-Tec Quarterly Sales (Includes Natur-Tec India), in Thousands

Product Examples



Customized Resin Compounds



Food Packaging



Zero Waste Solutions for Foodservice



Levi's

Sustainable Packaging Solutions for Branded Apparel





Retail Consumer Products

As global sales continue to increase, NTIC expects Natur-Tec to contribute to operating profits at approximately $7.5 million of annual revenue

Financial Overview – Net Sales

	Three Months Ended					
	May 31, 2016		% of Net Sales	May 31 2015		% of Net Sales	% Change

		May 31, 2016	% of Net Sales		May 31 2015	% of Net Sales	% Change
ZERUST® industrial net sales	$	6,018,276	69.3%	$	5,849,301	70.7%	2.9%
ZERUST® joint venture net sales		655,823	7.5%		723,618	8.7%	(9.4%)
ZERUST® oil & gas net sales		511,856	5.9%		503,841	6.1%	1.6%
Total ZERUST® net sales	$	7,185,955	82.7%	$	7,076,760	85.5%	1.5%
Total Natur-Tec® net sales		1,500,620	17.3%		1,200,815	14.5%	25.0%
Total net sales	$	8,686,575	100.0%	$	8,277,575	100.0%	4.9%

Nine Months Ended

		May 31, 2016	% of Net Sales		May 31, 2015	% of Net Sales	% Change
ZERUST® industrial net sales	$	16,357,983	69.9%	$	15,526,505	69.9%	5.4%
ZERUST® joint venture net sales		1,961,565	8.4%		2,189,888	9.9%	(10.4%)
ZERUST® oil & gas net sales		1,229,426	5.3%		1,382,423	6.2%	(11.1%)
Total ZERUST® net sales	$	19,548,974	83.5%	$	19,098,816	86.0%	2.4%
Total Natur-Tec® net sales		3,866,972	16.5%		3,121,563	14.0%	23.9%
Total net sales	$	23,415,946	100.0%	$	22,220,379	100.0%	5.4%

Financial Overview – Net Income

Fiscal 2016 Third Quarter Net Income (in thousands)



$930
$915
$900
$885
$870
$905
$917
FY15 Q3
FY16 Q3

Fiscal 2016 Third Quarter JV Operating Income (in thousands)



$3,100
$2,900
$2,700
$2,500
$3,029
$3,016
FY15 Q3
FY16 Q3

Fiscal 2016 Third Quarter Profitability Highlights:

- Operating expenses, as a percent of net sales, for the FY16 third quarter were 54.1%, compared to 54.7% for the same period last fiscal year, primarily a result of operating leverage on higher sales, stable SG&A expenses, and lower expenses incurred in support of JVs, partially offset by higher R&D expenses.
- Equity in income of JVs decreased 3.5% during the FY16 third quarter, respectively, primarily a result of slight decreases in the profitability at the JVs and a decrease in profitability associated with the anticipated liquidation of Tianjin Zerust.
- The FY16 third quarter included $383,000 of expenses associated with legal and professional fees related to the termination of the JV agreement with Tianjin Zerust, the initiation of the liquidation of Tianjin Zerust, and the formation and initial operation of NTIC China.
- Net income for the FY16 third quarter was $917,000, or $0.20 per diluted share, compared to $905,000, or $0.20 per diluted share for the same period last fiscal year.

Strong Balance Sheet and Capital Structure

Enterprise Value (in thousands)

Market Cap[(1)]	$	50,641
Total Debt[(2)]		0
Total Cash[(2)]	$	6,866
Enterprise Value	$	43,775
Diluted Shares Outstanding[(2)]		4,587

(1) At June 30, 2016

(2) At May 31, 2016

Total cash does not include $18.6 million of investments in joint ventures, of which over 55% is cash, with the remaining balance invested in working capital

At May 31, 2016:

- $6.9 million in cash and cash equivalents, and available for sale securities
- Unpaid dividends NTIC receives from its JVs is accounted for on balance sheet in investments in joint ventures.
- No debt
- Only $4.0 million in total liabilities
- Total equity of $48.8 million, or $10.64 per share outstanding
- NTIC had $2.9 million remaining under its January 15, 2015 stock repurchase program

Fiscal 2016 Financial Outlook*

(in millions, except per share data)

	FY 2015	FY 2016 Low		FY 2016 High	Year-Over-Year Growth Low		Year-Over-Year Growth High
Annual:							
Net Sales	$ 30.3	$ 34.0	-	$ 37.0	12.2%	-	22.1%
Net Income	$ 1.8	$ 2.0	-	$ 3.2	11.1%	-	77.8%
Earnings per Diluted Share	$ 0.38	$ 0.40	-	$ 0.70	5.3%	-	84.2%
Fourth Quarter:							
Net Sales	$ 8.1	$ 10.6	-	$ 13.6	30.6%	-	67.7%
Net Income	$ 0.0	$ 1.4	-	$ 2.6	NM	-	NM
Earnings per Diluted Share	$ 0.00	$ 0.27	-	$ 0.57	NM	-	NM

*Annual guidance communicated on July 7, 2016. The fact that NTIC includes this guidance in this presentation should not be taken to confirm its guidance as of any subsequent date.